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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    FORM 8-K


                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15D OF
                      THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported):  January 31, 2002


                           METROCORP BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)



            TEXAS                           0-25141             76-0579161
(State or other Jurisdiction of    (Commission File Number)   I.R.S. Employer
 incorporation or organization                               Identification No.)


    9600 BELLAIRE BLVD., SUITE 252
           HOUSTON, TEXAS                                          77036
(Address of principal executive offices)                        (Zip Code)


      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (713) 776-3876


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ITEM 5. OTHER EVENTS.

     On January 31, 2002, MetroCorp Bancshares, Inc. (the "Company") publicly disseminated a press release announcing that the Company's Board of Directors has approved a stock repurchase plan. The purpose of this Current Report on Form 8-K is to file as an exhibit a copy of the Company's press release dated January 31, 2002 announcing such event.

ITEM 7. &.  FINANCIAL STATEMENTS AND EXHIBITS.

     Exhibits. The following materials are filed as exhibits to this Current Report on Form 8-K:

     99.1  -  Press Release dated January 31, 2002.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        METROCORP BANCSHARES, INC.



Dated:  January 31, 2002                By: /s/ Allen D. Brown
                                          ____________________________
                                                Allen D. Brown
                                                President


                                 EXHIBIT INDEX

Exhibit
Number                   Description
------                   -----------

 99.1          Press Release dated January 31, 2002.




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